Exhibit 99.1

Richard Ginsburg, CEO Darius G. Nevin, CFO

Forward-looking Statements Certain statements in this presentation may contain forw ard-looking statements regarding Protection One, Inc. that are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. These forw ard-looking statements generally can be identified by, among other things, the use of forw ard-looking language such as the w ords “estimate,” “project,” “intend,” “believe,” “expect,” “anticipate,” “may,” “w ill,” “would,” “should,” “could,” “seeks,” “plans,” “intends,” or other w ords of similar import or their negatives. Similarly, statements in this presentation that describe Protection One’s objectives, plans or goals are forward-looking statements. Such statements include those made on matters such as Protection One's earnings and financial condition, liquidity, debt maturities and covenants, business strategy, cash flows per subscriber and capital available for future plans. The forward-looking statements included in this presentation are based upon the current beliefs and expectations of the management of Protection One and are subject to certain risks and uncertainties that could cause actual results to differ materially from those in the forw ardlooking statements. Certain factors that could cause actual results to differ from those set forth in this presentation include: Protection One’s history of losses, which are likely to continue; principal and interest payment requirements of Protection One’s indebtedness; competition, including competition from companies that are larger than Protection One and have greater resources; losses of customers over time and difficulty acquiring new customers; changes in technology that may make Protection One’s services less attractive or obsolete or require significant expenditures to upgrade; the development of new services or service innovations by Protection One’s competitors; potential liability for failure to respond adequately to alarm activations; changes in management; the potential for environmental or man-made catastrophes in areas of high customer concentration; continued deterioration in conditions affecting the economy or security alarm monitor ing service providers generally; and changes in federal, state or local government or other regulations or standards affecting Protection One’s operations. New factors emerge from time to time, and it is not possible for Protection One to predict all of such factors or the impact of each such factor on its business or the extent to w hich any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Additional risks and factors are identified in Protection One’s filings w ith the Securities and Exchange Commission, including Protection One’s Annual Report on Form 10-K for the year ended December 31, 2007, and its 2008 quarterly reports on Form 10-Q, w hich are available on Protection One’s w ebsite (http://www.protectionone.com). Protection One's w ebsite also includes recent news about Protection One and allows users to sign up to receive automatic delivery of Protection One new s alerts. The forw ard-looking statements included in this presentation are made only as of the date of this presentation and Protection One undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Non-GAAP Financial Measures Certain non-GAAP financial measures, including Adjusted EBITDA, recurring monthly revenue (RMR) figures and Net Debt, are included in the following presentation. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles (GAAP) included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2008 and may differ from similarly titled measures used by others. Please see the Appendices to this presentation for additional information and a reconciliation of these measures to the most directly comparable financial measures calculated in accordance with GAAP.

Company Snapshot 2nd largest pure play security monitoring company in US (1) Sectors: Retail and Wholesale 2008 Revenue: $371mm (2) 2008 EBITDA: $108 (2) Not expecting to report EBITDA deterioration for 4Q2008 2,900 employees in 75 locations Experienced industry management team Excellent liquidity (3) No near term debt maturities (4) (1) Based on the 2008 SDM 100, May 2008 (2) Nine months ended September 30, 2008 annualized (3) $40mm cash and $19.7mm revolver capacity as of September 30, 2008 (4) Excluding undrawn revolver, next scheduled debt maturity is November 2011

Core Product & Service Offerings Installation Sales Maintenance Monitoring Burglar Alarms Card Access Remote Video Fire

Our Focus in this Environment EBITDA Benefit from high % of recurring revenue and lower costs Commercial Expand our valuable franchise Wholesale Turn investments in infrastructure into lower costs, advanced services, and strong cash flow Discipline Cautious and disciplined investing in residential and multifamily sectors Net Debt Accelerate reduction of net debt and improve free cash flow yield to shareholders Education Educate the market on the bridge between our asset values & trading value

Retail Operations 66 branch offices coast to coast, one of the few true nationals 580,000 monitored sites at September 30, 2008 Organic growth strategy emphasizing commercial 2008 annualized RMR additions of $2.4 million; 44% is commercial Almost 30% of current RMR is commercial Significant recent investment in technology & sales force training Residential Monitoring Commercial & Multifamily Monitoring Disaster Recovery Monitoring RMR at 9-30-08: $20.6 million

Wholesale Operations A leading wholesale provider with more than 4,000 dealers Autonomous business unit Operates multi-site networked monitoring platform with built in disaster recovery and efficiency from load balancing Customized solutions for serving some of the largest companies in our industry RMR at 9-30-08: $4.0 million

Nine months ended September 30, 2008 Predictable Revenues Monitoring and related services provided pursuant to contracts comprise 85% of the Retail revenue stream Monitoring Revenue: High margins Billing in advance for services Long-term contracts with automatic renewal clause Commercial: 5 year term Residential: 3 year term 85% (1) (1)

$0 $200 $400 $600 $800 $1,000 $1,200 2002 2003 2004 2005 2006 2007 2008 Internal Commercial RMR Additions Growth (in thousands) Internal focus has produced strong results Commercial Growth Progress (1) Nine months ended September 30, 2008 annualized 5 YR CAGR 16.5% (1)

Competitive Landscape Protection One maintains a leading market position in the $32 billion security monitoring and systems market Source: SDM Magazine Source: Lehman Brothers “Business Services” report, November 7, 2006 or SEC filings. Protection One and IASG numbers provided by the Company. Formerly Honeywell. COMPANY 2007 SECURITY REVENUES ($MM) 2007 MONITORED SITES 2007 RMR ($MM) COMMENT 348 1,400,000 26.7 Almost half of new additions coming from commercial 4,100 6,000,000 219.9 Largest in residential and commercial 484 1,200,000 37.2 95% residential. Now independent and losing brand name in three years 200 550,000 17.0 90% residential Dealer model 213 253,000 10.0 Mostly commercial (2) (2) (2) (3) (1) (1) Source: SDM Magazine (2) Source: Lehman Brothers “Business Services” report, November 7, 2006 or SEC filings. Protection One and IASG numbers provided by the Company.(3) Formerly Honeywell.

OPERATING THROUGH A FRAGILE ECONOMY

Impact on crime and police budgets “Recent research shows that economically motivated crimes like robbery and burglary tend to go up during recessions,” says Richard Rosenfeld, a professor of criminology and criminal justice at the University of Missouri-St. Louis. Parade Magazine, Feb. 8, 2009 The Retail Industry Leaders Association today released the Current Crime Trends Survey, revealing evidence that crimes against retailers are trending upward in correlation with the down economy. The Retail Industry Leaders Association, Dec. 9, 2008 Nearly half of the 233 police agencies surveyed since the collapse of the nation’s financial markets link increases in criminal offenses to the faltering economy, a new review by a law enforcement research group shows. USA TODAY, Jan. 27, 2009 As the recession forces people out of work and into desperate situations, communities large and small are seeing a spike in crime ranging from shoplifting to car breaks to burglaries. Boston.com, Feb. 5, 2009 The Police Executive Research Forum released a survey in January showing that 44 percent of police departments reported increases in crimes they believed could be attributed to the economic crisis. CNN.com, Feb. 24, 2009 While Wall Street grapples with its financial downpour, main street America is dealing with a potential perfect storm of crime. Tighter budgets for public safety services have resulted in fewer resources to combat crime at the local level. Imperial Valley News, Feb. 17, 2009

Sample situations that can drive security solutions Residential Police Budgets Impacted Increasing Burglary Unconventional Sensors Vandalism of Items of Value Suburban Crime Web Based Event Notification Prescription Medication Abuse/theft Pressures of the Economy SOLUTION POSSIBLE RESULT SITUATION More Robust Protection

Sample situations that can drive security solutions Commercial Managed Remote Access CCTV Shoplifting Increases Unauthorized Entry Leading to Theft Physical Security Cutbacks Time/Attendance Integration CCTV, Managed Access SOLUTION POSSIBLE RESULT SITUATION Difficult Recession Employee Theft Lower Wage/ Disgruntled Employees

Value Add Differentiator: e-Secure Web-based control Online remote video viewing Text and e-mail notifications User-friendly remote access Event images sent via e-mail Works with any business phone and/or communication platform Enhances basic system monitoring Affordable Protection One was first national provider to offer Web-enabled security control and monitoring

Darius G. Nevin, CFO

Capitalization (dollars in millions) Maturity Date Mandatory Principal Payments Senior Credit Facility Revolving Credit Facility1 Senior Secured Notes2 Unsecured Term Loan Capital Lease Cash and cash equivalents Net Debt4 March 31, 2012 April 18, 2010 November 15, 2011 March 14, 2013 As of September 30, 2008 Interest Rate LIBOR +2.25% LIBOR +3.25% 12% Prime +11.5% Various $0.75/Qtr3 At Maturity At Maturity At Maturity Monthly Amortization (1) This is a $25 million revolving credit facility, of which $19.7 million remains available as of September 30, 2008 after reducing total availability by $2.8 million for an outstanding letter of credit and $2.5 million Lehman portion. (2) Excludes an unamortized premium of $7.2 million. (3) Balance due at Maturity. Also requires potential annual prepayments based on a calculation of "Excess Cash Flow" commencing with the year ended December 31, 2008. (4) See appendix. $292.5 - 115.3 110.3 5.5 $523.7 $(40.5) $483.2 Rating Ba2/BB Ba2/BB B3/B+ NR NA

Key Leverage Ratios and Sensitivities (dollars in millions) LEVERAGE RATIO: Debt at 9/30/08(1) LTM EBITDA as of 9/30/08 Debt/EBITDA Covenant at 12/31/08 Change in EBITDA Allowed Covenant at 12/31/09 INTEREST COVERAGE RATIO: LTM EBITDA as of 9/30/08 LTM Interest as of 9/30/08 EBITDA/Interest Covenant at 12/31/08 and 12/31/09 Change in EBITDA Allowed Covenants if Repay $40mm Debt $487.8 $108.5 4.50 5.75 $23.7 5.50 $108.5 $44.4(2) 2.44 2.00 $19.7 (1) Includes $2.8 million for an outstanding letter of credit and $1.3 million in outstanding surety bonds but excludes an unamortized premium of $7.2 million. (2) Adjusted interest to reflect reduced amount of Term Loan. (3) Illustrative example for sensitivity analysis purposes only $527.8 $108.5 4.87 5.75 $16.7 5.50 $108.5 $46.5 2.33 2.00 $15.5 Covenants at Current Debt Level $467.8 $115.0 4.07 5.75 $33.7 5.50 $115.0 $43.8(2) 2.67 2.00 $27.4 Covenants if Repay $60mm Debt & EBITDA $115 mm(3)

Industry M&A Transactions (1) Protection One Net Debt / RMR (2) 40.0x Median 18.1x Current 33.5x 65.0x 19.7x 16.2x With a leverage of 18.1x EOP RMR at September 30, 2008, a meaningful asset coverage cushion exists based on precedent transactions (1) Based on industry transactions from 2005 through September 2008 (2) Based on 2005 through September 30, 2008 Good Asset Coverage Given Industry M&A 10 x 20 x 30 x 40 x 50 x 60 x 70 x

Key Retail Performance Metrics 8.1% 8.9% 8.7% 8.6% 8.6% 2004 2005 2006 2007 2008 Excl IASG Incl IASG RMR Attrition, net of New Owners 10.2% 10.4% 10.5% 10.9% 9.7% 11.8% 11.3% 2004 2005 2006 2007 2008 Excl IASG Incl IASG (1) (1) (2) (2) (1) (1) 9.9% 10.5% (1) Excludes the impact of Hurricane Katrina (2) Nine months ended September 30, 2008 annualized, excluding cancels related to the analog cellular sunset RMR Attrition, net of New Owners and Moves

Key Retail Performance Metrics Retail EOP RMR (millions) Retail RMR Additions (millions) $1.7 $1.9 $2.1 $2.4 $2.4 (1) (2) Nine months ended September 30, 2008 annualized As of September 30, 2008 $1.2 $1.3 $1.3 $1.4 $1.3 $0.5 $0.6 $0.8 $1.0 $1.1 2004 2005 2006 2007 2008 Residential Commercial (1) Nine months ended September 30, 2008 annualized (2) As of September 30, 2008

Retail Cash Payback Cumulative Cash Flow per New Residential Subscriber ($) Cumulative Cash Flow per Commercial Subscriber ($) 0 1 2 3 4 5 6 7 8 0 1 2 3 4 5 6 7 8 (Year) (Year) (3,000) (2,000) (1,000) 0 1,000 2,000 3,000 (3,000) (2,000) (1,000) 0 1,000 2,000 3,000

Commercial Emphasis • Increase resources • Increase upfront revenue and reduce investment $17.6 $19.8 $23.8 $31.5 $32.7 80 115 129 148 174 2004 2005 2006 2007 2008 Install Revenue Avg. Comm Sales Reps (1) (1) Nine months ended September 30, 2008 annualized Commercial Installation Revenue Growth (in millions)

Recent Developments Protection One’s former parent, Westar Energy, included this disclosure in its 2008 10-K filed on Friday, Feb. 27th: “In April 2008, the IRS completed its examination of the federal income tax returns filed for years 2003 and 2004. In its examination report, the IRS did not approve our refund claim to change the original federal income tax characterization of the loss we incurred in 2004 on the sale of Protection One, Inc. (Protection One) from a capital loss to an ordinary loss. The characterization of the loss as capital or ordinary affects our ability to carryback and carryforward the loss to tax years in which the loss can be utilized. In June 2008, we filed a protest with the IRS Office of Appeals to pursue the re-characterization of the loss. In November 2008, we reached a tentative settlement with the IRS Office of Appeals (IRS Appeals Settlement) on the amount of the net capital loss and net operating loss carryforwards as of the end of December 31, 2004. This tentative settlement was subject to review by the Joint Committee on Taxation of the U.S. Congress. On December 22, 2008, we were notified that the Joint Committee on Taxation questioned the appropriateness of the settlement. We responded to the Joint Committee on Taxation’s questions and submitted our response on December 29, 2008. On January 14, 2009, the IRS notified us that the Joint Committee on Taxation had approved the IRS Appeals Settlement. Given the degree of uncertainty regarding this issue we were unable to conclude that realization of the benefit was more likely than not at December 31, 2008. Under the terms of our tax sharing agreement, we reimburse subsidiaries for current tax benefits used in our consolidated tax return. Under an agreement relating to the sale transaction, we will pay Protection One an amount equal to 50% of the net tax benefit (less certain adjustments) that we receive from the net operating loss carryforward arising from the sale. The recognition of this previously unrecognized tax benefit in accordance with the provisions of FIN 48 will result in a net earnings benefit of approximately $32.5 million. We have extended the statute of limitations for these years until September 30, 2009.” There can be no assurance regarding the amount or timing of any payment to Protection One.

Summary

Investment Highlights One of the largest companies in North America serving the residential, commercial and wholesale market Since 2003, have built a top 5 position in the growing commercial market Capital structure provides runway to execute operating plans Experienced public company management team Products and services provide a payback by deterring and detecting crime during a period when it is expected to increase.

“Stability is the New Growth” EBITDA Benefit from high % of recurring revenue and lower costs Commercial Expand our valuable franchise Wholesale Turn investments in infrastructure into lower costs, advanced services, and strong cash flow Discipline Cautious and disciplined investing in residential and multifamily sectors Net Debt Accelerate reduction of net debt and improve free cash flow yield to shareholders Education Educate the market on the bridge between our asset values & trading value

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Appendices

Adjusted EBITDA Reconciliation A reconciliation of Adjusted EBITDA to Protection One, Inc.’s reported loss before income taxes for the nine months ended September 30, 2008 and the year ended December 31, 2007 is as follows (in millions): 9/30/2008 12/31/2007 Loss before income taxes Interest expense, net Amortization and depreciation expense Amortization of deferred cost in excess of amortization of deferred revenue Loss on retirement of debt Stock-based compensation expense Merger related severance & other (43) 36 50 23 13 1 1 81 (32) 47 62 24 - 2 4 107 Adjusted EBITDA is used by management in evaluating segment performance and allocating resources, and management believes it is used by many analysts following the security industry. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States of America, such as loss before income taxes or cash flow from operations. Items excluded from Adjusted EBITDA are significant components in understanding and assessing the consolidated financial performance of the Company. See the table above for the reconciliation of Adjusted EBITDA to consolidated loss before income taxes. The Company’s calculation of Adjusted EBITDA may be different from the calculation used by other companies and comparability may be limited. Management believes the presentation of non-GAAP financial measures such as Adjusted EBITDA is useful because it allows investors and management to evaluate and compare the Company's operating results from period to period in a meaningful and consistent manner in addition to standard GAAP financial measures.

Total Company RMR Reconciliation RMR is the sum of all the monthly revenue we are entitled to receive under contracts with customers in effect at the end of a period. A reconciliation of RMR to Protection One, Inc.'s reported total revenue for the nine months ended September 30, 2008 and the year ended December 31, 2007 is as follows (in millions): The Company believes the presentation of RMR is useful to investors because the measure is often used by investors and lenders to evaluate companies such as Protection One with recurring revenue streams. Management monitors RMR, among other things, to evaluate the Company’s ongoing performance. 9/30/2008 12/31/2007 RMR at end of period Amounts excluded from RMR: Amortization of deferred revenue Other revenue (a) Revenue (GAAP basis) September/December January – August/November Total period revenue (a) Revenue that is not pursuant to periodic contractual billings. $ 26.9 1.2 3.2 31.3 246.7 $278.0 $ 26.7 1.0 3.0 30.7 317.2 $347.9

Retail RMR Reconciliation RMR is the sum of all the monthly revenue we are entitled to receive under contracts with customers in effect at the end of a period. A reconciliation of RMR to Protection One, Inc.’s reported retail revenue for the nine months ended September 30, 2008 and the year ended December 31, 2007 is as follows (in millions): The Company believes the presentation of RMR is useful to investors because the measure is often used by investors and lenders to evaluate companies such as Protection One with recurring revenue streams. Management monitors RMR, among other things, to evaluate the Company’s ongoing performance. 9/30/2008 12/31/2007 RMR at end of period Amounts excluded from RMR: Amortization of deferred revenue Other revenue (a) Revenue (GAAP basis) September/December January – August/November Total period revenue (a) Revenue that is not pursuant to periodic contractual billings. $ 20.6 1.2 2.7 24.5 193.8 $218.3 $ 20.6 1.0 2.5 24.1 253.4 $277.5

Wholesale RMR Reconciliation RMR is the sum of all the monthly revenue we are entitled to receive under contracts with customers in effect at the end of a period. A reconciliation of RMR to Protection One, Inc.’s reported wholesale revenue for the nine months ended September 30, 2008 and the year ended December 31, 2007 is as follows (in millions): The Company believes the presentation of RMR is useful to investors because the measure is often used by investors and lenders to evaluate companies such as Protection One with recurring revenue streams. Management monitors RMR, among other things, to evaluate the Company’s ongoing performance. 9/30/2008 12/31/2007 RMR at end of period Amounts excluded from RMR: Amortization of deferred revenue Other revenue (a) Revenue (GAAP basis) September/December January – August/November Total period revenue (a) Revenue that is not pursuant to periodic contractual billings. $ 4.0 - 0.3 4.3 32.1 $ 36.4 $ 3.6 - 0.4 4.0 34.0 $ 38.0

Net Debt Reconciliation Net Debt is utilized by management as a measure of the Company's financial leverage and the Company believes that investors also may find Net Debt to be helpful in evaluating the Company's financial leverage. This supplemental non-GAAP information should be viewed in conjunction with the Company's consolidated balance sheets in the Company's report on Form 10-Q for the period ended September 30, 2008. While not included in net debt, the Company also had notes receivable due from its Wholesale dealers of approximately $3.6 million and $5.9 million as of September 30, 2008 and December 31, 2007, respectively. September 30, December 31, (in thousands) 2008 2007 Senior credit facility, maturing March 31, 2012, variable 292,500 $ 294,750 $ Senior secured notes, maturing November 2011, fixed 12.00%, face value 115,345 115,345 Unsecured term loan, maturing March 14, 2013, variable 110,340 - Senior subordinated notes, maturing January 2009, fixed 8.125%, face value 110,340 Capital leases 5,519 5,599 523,704 $ 526,034 $ Less cash and cash equivalents (40,478) (40,999) Net Debt 483,226 $ 485,035 $